UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 17, 2012

DELAINE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-171861	27-2901464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

361 N Dalton Avenue
Albany, IN 47320
 (Address of principal executive offices)

 (765) 744-8383
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Resignation of Ivelisse C. Castillo as Secretary of the Company

On May 17, 2012, Ivelisse C. Castillo resigned as a Secretary of the Company.   Ms. Castillo’s resignation was effective on May 17, 2012.  Ms. Castillo’s resignation was not due to any disagreements with the registrant, known to an executive officer of the registrant, on any matter relating to the registrant’s operations, policies or practices.

2

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DELAINE CORPORATION

Dated: May 17, 2012	By:	/s/ Timothy Moore
Timothy Moore
President and Director

3